EXHIBIT 24.1

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which such attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of shares of common stock of the Company ("Common Stock") to be issued by the Company pursuant to grants under, or upon exercise of stock options or stock appreciation rights granted under, the Company's 1993 Long Term Incentive Plan (as Amended and Restated), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-8 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to such Common Stock, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments or supplements thereto, whether such amendments or supplements are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

          IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 12th day of June, 1996.

                                         /s/ William C. Bopp
                           ______________________________________________
                           Name:         William C. Bopp
                           Title:        Executive Vice President and
                                         Chief Financial Officer and Director
                                         (Principal Financial Officer)


                                         /s/ Charles P. Grom
                           ______________________________________________
                           Name:         Charles P. Grom
                           Title:        Vice President and Controller
                                         (Principal Accounting Officer)


                                         /s/ Benson F. Smith
                           ______________________________________________
                           Name:         Benson F. Smith
                           Title:        President and Chief Operating Officer
                                         and Director






                                         /s/ Joseph F. Abely, Jr.
                           ______________________________________________
                           Name:         Joseph F. Abely, Jr.
                           Title:        Director


                                         /s/ William T. Butler, M.D.
                           ______________________________________________
                           Name:         William T. Butler, M.D.
                           Title:        Director


                                         /s/ Raymond B. Carey, Jr.
                           ______________________________________________
                           Name:         Raymond B. Carey, Jr.
                           Title:        Director


                                         /s/ Daniel A. Cronin, Jr.
                           ______________________________________________
                           Name:         Daniel A. Cronin, Jr.
                           Title:        Director


                                         /s/ T. Kevin Dunnigan
                           ______________________________________________
                           Name:         T. Kevin Dunnigan
                           Title:        Director


                                         /s/ Regina E. Herzlinger
                           ______________________________________________
                           Name:         Regina E. Herzlinger
                           Title:        Director


                                         /s/ Robert P. Luciano
                           ______________________________________________
                           Name:         Robert P. Luciano
                           Title:        Director


                                         /s/ Robert H. McCaffrey
                           ______________________________________________
                           Name:         Robert H. McCaffrey
                           Title:        Director